                      METAPATH SOFTWARE INTERNATIONAL, INC.


                            SHAREHOLDERS AGREEMENT

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
1.  Preemptive Rights.........................................................1

    1.1   Notice..............................................................1
    1.2   Exercise of Preemptive Rights.......................................2
    1.3   Sale to Third Parties...............................................2
    1.4   Exceptions..........................................................2

2.  Transfers by Shareholder..................................................3

    2.1   Right of First Offer................................................3
    2.2   Co-Sale Right.......................................................5
    2.3   Transfer Restrictions...............................................6

3.  Election of Directors.....................................................6

    3.1   Board Representation................................................6
    3.2   Mechanics of Designation............................................7
    3.3   Appointment of Directors............................................7
    3.4   Removal.............................................................7
    3.5   No Revocation.......................................................8
    3.6   Change in Number of Directors.......................................8

4.  Information Rights........................................................8

    4.1   Delivery of Financial Statements....................................8
    4.2   Inspection..........................................................8
    4.3   Nondisclosure Agreement.............................................8

5.  Covenant of Shareholders..................................................8

6.  Termination...............................................................8

    6.1   Termination Events..................................................8
    6.2   Termination With Respect to a Particular Shareholder................9
    6.3   Removal of Legend...................................................9

7.  Miscellaneous.............................................................9

    7.1   Successors and Assigns..............................................9
    7.2   Amendments and Waivers..............................................9
    7.3   Notices.............................................................9
    7.4   Severability........................................................9
    7.5   Governing Law......................................................10

                                     -i-

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                           PAGE
                                                                           ----

    7.6   Counterparts.......................................................10
    7.7   Titles and Subtitles...............................................10
    7.8   Partners, Members and Affiliates...................................10

                    METAPATH SOFTWARE INTERNATIONAL, INC.
                           SHAREHOLDERS AGREEMENT

     This Shareholders Agreement (the "AGREEMENT") is made and entered into as of December 4, 1998 by and among Metapath Software International, Inc., a California corporation (the "COMPANY"), the former holders of capital stock of Metapath Software Corporation, a Delaware corporation ("METAPATH"), listed on Exhibit A hereto (the "METAPATH SHAREHOLDERS") and the former holders of capital stock of Mobile Systems International Holdings Limited, a company incorporated under the laws of England and Wales ("MSIH"), listed on Exhibit B hereto (the "MSIH SHAREHOLDERS," and together with the Metapath Shareholders, the "SHAREHOLDERS").

                                  RECITALS

     A. MSIH, Metapath and the Company have entered into an Agreement and Plan of Reorganization dated September 21, 1998 (the "REORGANIZATION AGREEMENT"), which provides for transactions resulting in MSIH and Metapath becoming wholly-owned subsidiaries of the Company (the "TRANSACTIONS") and the issuance by the Company to the shareholders of MSIH and Metapath of shares of the Company's Common Stock in exchange for the shares of Metapath and MSIH capital stock.

     B. As a condition to the closing of the Transactions, the Shareholders and the Company have agreed to certain restrictions on transfer of shares of, or securities convertible into or exercisable for shares of, any class of the Company's capital stock ("SECURITIES") held by the Shareholders, certain rights of first refusal, certain rights of co-sale, certain representation rights with respect to the Company's board of directors (the "BOARD OF DIRECTORS") and certain information rights, all according to the terms and subject to the conditions set forth in this Agreement.

                                  AGREEMENT

     The parties agree as follows:

     1. PREEMPTIVE RIGHTS. Subject to the terms and conditions specified in this Section 1, the Company hereby grants to each Shareholder a right of first offer with respect to sales by the Company of Securities ("New Securities") after the Effective Time (as defined in the Reorganization Agreement). Each time the Company proposes to offer any New Securities, the Company shall first make an offering of such New Securities to each Shareholder in accordance with the following provisions:

         1.1 NOTICE. The Company shall deliver a notice (a "NEW ISSUANCE NOTICE") to the Shareholders stating (a) its bona fide intention to offer such New Securities, (b) the number of such

New Securities to be offered and (c) the price and terms upon which it proposes to offer such New Securities.

         1.2 EXERCISE OF PREEMPTIVE RIGHTS. Within ten (10) calendar days after delivery of the New Issuance Notice, a Shareholder may, by written notice to the Company, elect to purchase, at the price and on the terms specified in the New Issuance Notice, up to that portion of such New Securities which equals the proportion that the number of Securities then held by such Shareholder on an as-converted basis bears to the aggregate number of Securities held by all Shareholders. The Company shall promptly, in writing, inform each Shareholder purchasing all the shares available to it (each, a "FULLY-EXERCISING SHAREHOLDER") of any other Shareholders' failure to do likewise (an "OVERALLOTMENT NOTICE"). During the five (5)-day period commencing after the date of delivery the Overallotment Notice (the "OVERALLOTMENT PERIOD"), each Fully-Exercising Shareholder shall be entitled to obtain that portion of the New Securities for which Shareholders were entitled to subscribe but which were not subscribed for by the Shareholders that is equal to the proportion that the number of Securities held by such Fully-Exercising Shareholder bears to the aggregate number of Securities held by all Fully-Exercising Shareholders.

          1.3  SALE TO THIRD PARTIES.  The Company may, during the ninety
(90)-day period following the expiration of the Overallotment Period (the "THIRD PARTY PERIOD"), offer New Securities not purchased by Shareholders pursuant to Section 1.2 to any person or persons at a price not less than and upon terms no more favorable to the offeree than those specified in the New Issuance Notice. If the Company does not enter into an agreement for the sale of the New Securities within the Third Party Period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided by this Section 1 shall be deemed to be revived and such New Securities shall not be sold to a third party unless first reoffered to the Shareholders in accordance with this Section 1.

          1.4 EXCEPTIONS. The term "New Securities" shall exclude, and the preemptive rights in this Section 1 shall not be applicable to, (a) up to [X shares where X = the number of shares required to cover existing MSIH and Metapath options assumed or substituted in the Transactions + 2,000,000] shares (as adjusted for stock splits, dividends and combinations), or such greater number as is approved by the Board of Directors, of the Company's Common Stock (or options therefor) granted to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining such employees', consultants' and directors' services; (b) shares of the Company's Common Stock sold to the public pursuant to or in conjunction with a registration statement filed with and declared effective under the Securities Act of 1933, as amended; (c) securities issued pursuant to the conversion or exercise of convertible or exercisable securities that were (1) outstanding as of the Effective Time or (2) where the issuance of the convertible or exercisable securities was subject to and made in compliance with this Section 1; (d) securities issued in connection with a bona fide business acquisition by the Company provided that (1) the aggregate value of the securities issued (as determined by the Board of Directors of the Company) is not more than Five Million Dollars ($5,000,000), or (2) the acquisition transaction is approved by at least 75% of the directors then serving on the Board of Directors; (e) securities issued in connection with the Transactions or pursuant to obligations of MSIH or Metapath existing prior to the closing of the Transactions which have been assumed by the Company pursuant to the Reorganization Agreement; or (f) any other issuance of new securities which, together with any prior issuances of stock under this clause (f) do not exceed one percent (1%) of the outstanding capital stock of the Company at the time such issuance occurs.

   2.    TRANSFERS BY SHAREHOLDER.

         2.1 RIGHT OF FIRST OFFER. Before any Shareholder may sell or otherwise transfer any Securities, the Company and the other SHAREHOLDERS shall have a right of first offer to purchase the Securities on the terms and conditions set forth in this Section 2.1 (the "RIGHT OF FIRST OFFER"). Each time a Shareholder proposes to sell or otherwise transfer any such Securities, such Shareholder (the "ROFO SELLING SHAREHOLDER") shall first make an offering of such Securities (the "OFFERED SECURITIES") to the Company and the other SHAREHOLDERS in accordance with the following provisions:

              (a) NOTICE. The ROFO Selling Shareholder shall deliver a notice (an "OFFER NOTICE") to the Company stating (i) its bona fide intention to offer such Securities, (ii) the number of such Securities to be offered, and (iii) the price and terms upon which it proposes to offer such Securities. The Company shall promptly forward copies of the Offer Notice to the other SHAREHOLDERS.

              (b) EXERCISE OF RIGHT OF FIRST OFFER. At any time within thirty
(30) days after the Offer Notice (the "COMPANY EXERCISE PERIOD"), the Company may, by giving written notice to the ROFO Selling Shareholder, elect to purchase all or part of the Offered Securities at the price and on the terms specified in the Offer Notice.

              (c) SHAREHOLDERS' RIGHT OF FIRST OFFER. The Company agrees that in the event that the Company declines to exercise in full the Right of First Offer set forth in Section 2.1(b), the Company will provide each Shareholder with notice of such determination at least fifteen (15) days before the end of the Company Exercise Period. Each Shareholder shall then have the right to submit written notice of its irrevocable commitment to exercise its Right of First Offer within fifteen (15) days after the Company's notice (the "SHAREHOLDERS' ROFO EXERCISE PERIOD"), on a pro rata basis, based upon the number of Securities held by such Shareholder relative to the aggregate number of Securities held by all other Shareholders exercising a right of purchase pursuant to this Section 2. Upon expiration or exercise of the Right of First Offer, the Company will provide notice to all Shareholders as to whether or not the Right of First Offer has been or will be exercised by the Company and/or the Shareholders. If any Shareholders do not exercise in full their Right of First Offer, the Securities that would otherwise be allocated to such non-exercising Shareholders shall be allocated to each exercising Shareholder on a pro-rata basis (based upon the number of Securities held by such Shareholder relative to the aggregate number of Securities held by all such Shareholders exercising a right of purchase pursuant to this Section 2.1), provided that the

Shareholders must exercise the Right of First Offer, if at all, prior to the expiration of the Shareholders' ROFO Exercise Period.

              (d) PAYMENT. Payments made by the Company and/or the Shareholders in connection with their exercise of the Right of First Offer shall be made (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the ROFO Selling Shareholder to the Company (or, in the case of purchase by a Shareholder, by cancellation of all or a portion of any outstanding indebtedness of the ROFO Selling Shareholder to the purchasing Shareholder), or by any combination thereof within thirty (30) days after receipt of an Offer Notice, or in the manner and at the times set forth in the Offer Notice.

              (e) SELLING SHAREHOLDER'S RIGHT TO TRANSFER. If all of the Offered Securities are not purchased by the Company and/or the Shareholders as provided in this Section 2.1, then the ROFO Selling Shareholder may sell or otherwise transfer such Offered Securities at the price specified in the Offer Notice (or at a higher price) provided that such sale or other transfer is consummated within sixty (60) days after the end of the Company ROFO Exercise Period and provided further that (i) any such sale or other transfer is effected in accordance with any applicable securities laws and (ii) the proposed transferee(s) agree(s) in writing that the provisions of this Agreement shall continue to apply to the Securities in the hands of such proposed transferee(s). If the Offered Securities are not transferred within such period, or if the ROFO Selling Shareholder proposes to change the price or other terms to make them more favorable to the proposed transferee(s), a new Offer Notice shall be given to the Company, and the Company and Shareholders shall again be offered the Right of First Offer before any Securities held by the ROFO Selling Shareholder may be sold or otherwise transferred.

              (f) PERMITTED TRANSACTIONS. The provisions of this Section 2.1 shall not pertain or apply to:

                   (i) Any pledge of Securities made by a Shareholder pursuant to a bona fide loan transaction which creates a mere security interest;

                  (ii)  Any repurchase of Securities by the Company;

                 (iii)  Any bona fide gift;

                  (iv) Any transfer to a Shareholder's ancestors, descendants or spouse or to a trust for their benefit;

                   (v) Any transfer to a constituent partner, member or affiliate of a Shareholder or a person or entity controlling, controlled by or under common control with such Shareholder.

PROVIDED, in each case, that (i) the transferring Shareholder(s) shall inform the Company of such transfer prior to effecting it, and (ii) the transferee (each a "PERMITTED TRANSFEREE") shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Shareholders. Each party hereto hereby consents and agrees that, upon effectiveness of a transfer to a Permitted Transferee, such Transferee shall become a party to this Agreement as a "Shareholder."

          2.2 CO-SALE RIGHT. In addition to the rights and obligations created by Section 2.1 hereof, if a proposed sale by a Shareholder (or group of affiliated Shareholders) when considered with all other sales by such Shareholder (or its affiliates) involves the disposition of more than 2,000,000 shares of Company Common Stock (and the Offered Shares are not being acquired by the Company or the other Shareholders pursuant to Section
2.1 hereof), then each Shareholder who has not elected to exercise its rights to purchase securities pursuant to Section 2.1 (each such non-purchasing Shareholder, a "NON-PURCHASING SHAREHOLDER" and collectively, the "NON-PURCHASING SHAREHOLDERS") shall have a Co-Sale Right, exercisable upon written notice to the Company within fifteen (15) business days after the expiration of the Right of First Offer, to participate in the ROFO Selling Shareholder's sale of Securities, on such terms and conditions as the ROFO Selling Shareholder may agree with the purchaser. The Co-Sale Right shall apply to all Offered Securities (other than those sold to the Company or the other Shareholders pursuant to Section 2.1), i.e., if the proposed transfer involves a number of shares which crosses the 2,000,000 shares threshold, the Co-Sale Right shall apply to all Offered Securities and not just those in excess of 2,000,000 shares. To the extent any Non-Purchasing
Shareholders exercise such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Securities which the ROFO Selling Shareholder may sell shall be correspondingly reduced. The Co-Sale Right of each Non-Purchasing Shareholder shall be subject to the following terms and conditions:

              (a) CALCULATION OF SECURITIES. The ROFO Selling Shareholder and each Non-Purchasing Shareholder may sell all or any part of that number of shares of Securities equal to the product obtained by multiplying (A) the aggregate number of Securities covered by the Offer Notice by (B) a fraction, the numerator of which is the number of Securities at the time owned by such ROFO Selling Shareholder or Non-Purchasing Shareholder and the denominator of which is the total number of Securities at the time owned by the ROFO Selling Shareholder and all Non-Purchasing Shareholders electing to participate in such sale.

              (b) DELIVERY OF CERTIFICATES. Each Non-Purchasing Shareholder may effect its participation in the sale by delivering to the ROFO Selling Shareholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Securities which such Shareholder elects to sell.

              (c) TRANSFER. The stock certificate or certificates which the Non-Purchasing Shareholders deliver to the ROFO Selling Shareholder pursuant to Section 2.2(b) shall be delivered by the ROFO Selling Shareholder to the prospective purchaser in consummation of the sale, and the ROFO Selling Shareholder shall promptly thereafter remit to each participating Non-Purchasing Shareholder that portion of the sale proceeds to which such Non-Purchasing Shareholder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Securities from a Shareholder exercising its Co-Sale Right hereunder, the ROFO Selling Shareholder shall not sell to such prospective purchaser or purchasers any Securities unless and until, simultaneously with such sale, the ROFR Selling Shareholder shall purchase such Securities from such Shareholder for the same consideration and on the same terms and conditions as the proposed transfer to the third party purchaser.

              (d) NO ADVERSE EFFECT. The exercise or non-exercise of the rights of the Shareholders under this Section 2.2 to participate in one or more sales of Securities made by any ROFO Selling Shareholder shall not adversely affect Shareholder's rights to participate in subsequent sales of Securities by any ROFR Selling Shareholder.

          2.3  TRANSFER RESTRICTIONS.

               (a)  PROHIBITED TRANSFERS.   Any attempt by a Shareholder to
transfer Securities in violation of this Section 2 shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such Securities without the written consent of the holders of sixty percent (60%) of the Securities then outstanding.

               (b) LEGENDED CERTIFICATES. Each certificate representing the Securities now or hereafter owned by the SHAREHOLDERS or issued to any Permitted Transferee pursuant to this Section 2 shall bear the following legend:

                    "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDERS AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          3.   ELECTION OF DIRECTORS.

               3.1 BOARD REPRESENTATION. At each annual meeting of the Shareholders of the Company, or at any meeting of the Shareholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Shareholders agree to vote or act with respect to their shares so as to elect:

               (a) one (1) member of the Company's Board of Directors designated by Coutts & Co. (Jersey) Limited, as trustee of the Ibrahim (1995) Family Settlement, the Ibrahim (1996) Family Settlement and the Ibrahim
(1997) Family Settlement (the "TRUST DESIGNEE"):

               (b) one (1) member of the Company's Board of Directors designated by General Atlantic Partners who shall remain undesignated so long as the Trust Designee remains undesignated.

               (c) five (5) members of the Company's Board of Directors designated by the MSIH Shareholders who shall initially be Dr. Mohamed Ibrahim, Steve Denning, Dr. Alan Rudge, Sir Gerald Whent and Thomas Butler (the "MSIH Representatives");

               (d) four (4) members of the Company's Board of Directors designated by the Metapath Shareholders who shall initially be John Hansen, Robert Goodman, George Still and Felda Hardymon (the "Metapath
Representatives");

               (e) one (1) independent member of the Company's Board of Directors, who resides in the United States and who possesses software industry experience, designated by a committee (composed of directors Rudge, Goodman, Denning and Ibrahim) of the Company's Board of Directors. The independent director shall initially be John C. Carrington.

          3.2 MECHANICS OF DESIGNATION. Unless otherwise agreed by the respective group of Shareholders designated in Sections 3.1 (a), (b), (c) or
(d), the designees of each such group shall be selected by holders of a majority of the Securities held by all members of such respective group.

          3.3 APPOINTMENT OF DIRECTORS. In the event of the resignation, death, removal or disqualification of a director selected by any of the above groups, the group entitled to designate such directors shall promptly nominate a new director, and, after written notice of the nomination has been given to the other parties, each Shareholder shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors. With respect to Sections 3.1(c) and (d), in the event of the resignation, death, removal or disqualification of an MSIH Representative or Metapath Representative, respectively, the remaining MSIH Representatives or Metapath Representatives, as applicable, shall designate the replacement representative of their respective group, and each Shareholder shall vote all shares of the Company's capital stock held by them for the election of such replacement director(s).

          3.4 REMOVAL. Any of the above groups may remove its designated director(s) at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in their sole discretion, and after written notice to each of the parties hereto of the new nominee to replace such director. Each Shareholder shall promptly vote its shares of capital stock of the Company
(i) to remove a director sought to be
removed by the group of Shareholders responsible for the original designation of such director and (ii) to elect the replacement nominee designated by such group to the Board of Directors.

          3.5 NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

          3.6 CHANGE IN NUMBER OF DIRECTORS. The Shareholders will not vote for any amendment or change to the Articles of Incorporation or Bylaws providing for the election of more or less than twelve (12) directors, or any other amendment or change to the Articles of Incorporation or Bylaws inconsistent with the terms of this Agreement.

     4. INFORMATION RIGHTS.

          4.1 DELIVERY OF FINANCIAL STATEMENTS. Upon request, the Company shall deliver to each Shareholder (other than a Shareholder reasonably deemed by the Company to be a competitor of the Company) all written information provided to members of the Company's Board of Directors in connection with meetings of Company's Board of Directors.

          4.2 INSPECTION. The Company shall permit each Shareholder, at such Shareholder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Shareholder.

          4.3 NONDISCLOSURE AGREEMENT. Notwithstanding the foregoing, the Company shall not be obligated pursuant to this Section 4 to provide a Shareholder with any information or allow any Shareholder to visit and inspect the Company's properties, to examine its books of account and records or to discuss the Company's affairs, finances and accounts with its officers until and unless such Shareholder has executed a standard nondisclosure agreement protecting the confidentiality of the Company's proprietary and confidential information.

     5. COVENANT OF SHAREHOLDERS. Each Shareholder covenants and agrees that it shall not take any action that could reasonably be construed as having a detrimental effect on the Company's ability to utilize "pooling of interests" accounting without the prior written consent of the Company.

     6.   TERMINATION.

          6.1 TERMINATION EVENTS. This Agreement shall terminate upon the earliest to occur of any one of the following events (and shall not apply to any transfer by a Shareholder in connection with any such event):

               (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

                     (b) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

                     (c)   the consummation of an IPO.

          6.2 TERMINATION WITH RESPECT TO A PARTICULAR SHAREHOLDER. All rights to which each Shareholder is entitled pursuant to this Agreement (but not obligations by which such Shareholder is bound) shall terminate with respect to such Shareholder at such time as such Shareholder together, with such Shareholder's affiliates, no longer owns at least (i) 400,000 shares of the Company's Common Stock (as adjusted for any stock split or the like) or
(ii) one half of the shares of the Company Common Stock held by a Shareholder as of the date hereof.

          6.3 REMOVAL OF LEGEND. At any time after the termination of this Agreement in accordance with Section 6.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of such legend, and the Company will duly reissue a new certificate without the legend.

     7.  MISCELLANEOUS.

          7.1   SUCCESSORS AND ASSIGNS.   Except as otherwise provided
herein, this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties' respective successors, assigns and legal representatives.

          7.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and Shareholders (or their respective successors and assigns) holding at least sixty percent (60%) of the Securities. Any amendment or waiver effected in accordance with this Section 7.2 shall be binding upon the Company and the Shareholders, and each of their respective successors and assigns.

          7.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S mail or UK mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below on the signature page hereto, or as subsequently modified by written notice.

          7.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement,
(b) the balance of the

Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          7.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          7.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          7.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement

          7.8 PARTNERS, MEMBERS AND AFFILIATES. For purposes of Sections 1 and 2 of this Agreement, a Shareholder includes any general partners and affiliates of a Shareholder. A Shareholder who chooses to exercise a Right of First Offer, Right of First Refusal or Co-Sale Right may designate under such right itself or its partners or affiliates in such proportions as it deems appropriate.

                          [Signature pages follow]

The parties have executed this Agreement as of the date written above.

                                         COMPANY:

                                         METAPATH SOFTWARE
                                         INTERNATIONAL, INC.

                                         By:
                                            -------------------------

                                         Name:
                                              -----------------------

                                         Title:
                                               ----------------------

                                         Address:
                                                 --------------------

                                                 --------------------


                                         Fax Number:
                                                    -----------------


                                         SHAREHOLDER:


                                         ---------------------------
                                         Print Shareholder Name


                                         By:
                                            ------------------------

                                         Name:
                                              ----------------------

                                         Title:
                                               ---------------------

                                         Address:
                                                 -------------------

                                                 -------------------

                                        Fax Number:
                                                   -----------------


                [SIGNATURE PAGE FOR SHAREHOLDERS AGREEMENT]

                                   EXHBIT A

              Metapath Shareholders signing Shareholders Agreement


Networks Northwest, Inc.
Norwest Venture Capital
Lehman Brothers Venture Capital Partners I, L.P.
RRE Investors, L.P.
RRE Investor Funds, L.P.
Nisho Iwai American Corporation
Nisho Awai Corporation
Crossover Fund II, L.P.
Crossover Fund IIA, L.P.
Omega Ventures II, L.P.
TCV II, L.P.
TCV II, V.O.F.
TCV II (Q), L.P.
TCV II Strategic Partners, L.P.
TCV II C.V.
U.S. Venture Partners IV, L.P.
Second Ventures II, L.P.
USVP Entrepreneur Partners II, L.P.
2180 Associates Fund
Belisarius Corp. (Robert D. Lindsay)
Bessemer Venture Partners III, L.P.
BVP III Special Situations L.P.
G. Felda Hardymon
Michael Tennican

                                  EXHIBIT B

               MSIH Shareholders signing Shareholders Agreement

Bessec Ventures IV L.P.
Bessemer Venture Investors L.P.
Bessemer Venture Partners IV L.P.
Peter Carpenter
GAP Coinvestment Partners, L.P.
General Atlantic Partners 30, L.P.
General Atlantic Partners 46, L.P.
Ibrahim (1995) Family Settlement
Ibrahim (1996) Family Settlement
Ibrahim (1997) Settlement
Hadeel Ibrahim
Hosham Ibrahim
Mohamed Ibrahim
Mario Palencia
Mario Palencia 1997 Settlement
M. Palencia 1st Family Settlement
M. Palencia 2nd Family Settlement
Moez Daya
The Nuru Settlement
The Rajab Settlement
Andrew Warden
Paul Young

                    METAPATH SOFTWARE INTERNATIONAL,INC.


                            AMENDMENT NO. 1 TO


                          SHAREHOLDERS AGREEMENT

                       METAPATH SOFTWARE INTERNATIONAL, INC.
                                 AMENDMENT NO. 1 TO
                              SHAREHOLDERS AGREEMENT

    This Amendment No.1 to Shareholders Agreement (the "AMENDMENT") is made and entered into as of December 4, 1998 by and among Metapath Software International, Inc., a California corporation (the "COMPANY"), and the shareholders of the Company listed on Exhibit A hereto(the "SHAREHOLDERS").

                                      RECITALS

    A. The Company and the Shareholders are parties to that certain Shareholders Agreement dated November 30, 1998 (the"SHAREHOLDERS
AGREEMENT"); and

    B. The Company and the Shareholders desire to amend the Shareholders Agreement as provided herein.

                                     AGREEMENT

    The parties agree as follows:

         1. AMENDMENT. Section 2.1(f) of the Shareholders Agreement is hereby amended and restated to read in its entirety as follows:

              (f) PERMITTED TRANSACTIONS. The provisions of this Section 2.1 shall not pertain or apply to:

                   (i) Any pledge of Securities made by a Shareholder pursuant to a bona fide loan transaction which creates a mere security interest:

                   (ii)  Any repurchase of Securities by the Company;

                  (iii)  Any bona fide gift;

                   (iv) Any transfer to a Shareholder's ancestors, descendants or spouse or to a trust for their benefit;

                    (v) Any transfer to a constituent partner, shareholder, member or affiliate of a Shareholder or a person or entity controlling, controlled by or under common control with such Shareholder.

                   (vi) Any transfer of Securities pursuant to that certain Option Agreement by and among (1) Dr. Mohamed Ibrahim and others, and (2) General Atlantic Partners 30, L.P. and CAP Coinvestment Partners, L.P.

PROVIDED, in each case, that (i) the transferring Shareholder(s) shall inform the Company of such transfer prior to effecting it and (ii) the transferee (each a "PERMITTED TRANSFEREE") shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Shareholders. Each party hereto hereby consents and aggrees that, upon effectiveness of a transfer to a Permitted Transferee, such Transferee shall become a party to this Agreement as a "Shareholder".

    2.   MISCELLANEOUS.

         2.1 NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms of the Shareholders Agreement remain in full force and effect.

         2.2 EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon exection hereof by the Company and Shareholders holding at least sixty percent (60%) of the Securities.

         2.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall consitute one and the same instrument.

         2.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                     [Signature pages follow]

The parties have executed this Amendment as of the date first written above.

                                                 COMPANY:

                                                 METAPATH SOFTWARE
                                                 INTERNATIONAL,INC.

                                                 By:
                                                    ----------------------

                                                 Name:
                                                     ---------------------

                                                 Title:
                                                      --------------------

                                                 Address:
                                                         -----------------

                                                         -----------------

                                                 Fax Number:
                                                           ---------------

                                                 SHAREHOLDER:

                                                 -----------------------
                                                 Print Shareholder Name

                                                 By:
                                                    ------------------------

                                                 Name:
                                                      ----------------------

                                                 Title:
                                                       ---------------------

                                                 Address:
                                                        --------------------

                                                        --------------------

                                                 Fax Number:
                                                            ----------------


            (SIGNATURE PAGE FOR AMENDMENT NO.1 TO SHAREHOLDERS AGREEMENT)

                                                          Exhibit A
                                                          ---------
                                                   Schedule of Shareholders

Networks Northwest Inc.                        M.Palencia 1st Family Settlement
Norwest Venture Capital                        M.Palencia 2nd Family Settlement
Lehman Brothers Venture                        Moez Daya
Capital Partners I,L.P.                        The Nuru Settlement
RRE Investors L.P.                             The Rajab Settlement
RRE Investor Funds, L.P.                       Andrew Warden
Nisho Iwai Amercian Corporation                Paul Young
Nisho Awai Corporation
Crossover Fund II,L.P.
Crossover Fund IIA,L.P.
Omega Ventures II,L.P.
Omega Ventures II Cayman ,L.P.
TCV II,L.P.
TCV II,V.O.F
TCV II(Q),L.P.
TCV II Strategic Partners,L.P.
TCV II C.V.
U.S.Venture Partners IV,L.P.
Second Ventures II,L.P.
USVP Entrepreneur Partners II,L.P.
2180 Associates Fund
Belisarius Corp.(Robert D.Lindsay)
Bessemer Venture Partners III,L.P.
BVP III Special Situtations L.P.
G. Felda Hardymon
Michael Tennican
Bessec Ventures IV L.P.
Bessemer Venture Investors L.P.
Bessemer Venture Partners IV L.P.
Peter Carpenter
GAP Coinvestment Partners,L.P.
General Atlantic Partners 30,L.P.
General Atlantic Partners 46,L.P.
Ibrahim (1995) Family Settlement
Ibrahim (1996) Family Settlement
Ibrahim (1997) Settlement
Hadeel Ibrahim
Hosham Ibrahim
Mohamed Ibrahim
Mario Palencia
Mario Palencia 1997 Settlement

               METAPATH SOFTWARE INTERNATIONAL,INC.


                       AMENDMENT NO. 2 TO


                     SHAREHOLDERS AGREEMENT

                      METAPATH SOFTWARE INTERNATIONAL, INC.

                                AMENDMENT NO. 2 TO

                             SHAREHOLDERS AGREEMENT

     This Amendment No 2. to Shareholders Agreement (the "AMENDMENT") is made and entered into as of July ___, 1999 by and among Metapath Software International, Inc., a California corporation (the "COMPANY"), and the shareholders of the Company listed on Exhibit A hereto (the "SHAREHOLDERS").

                                    RECITALS
                                    --------

     A. The Company and the Shareholders are parties to that certain Shareholders Agreement dated November 30, 1998 and as amended by Amendment No.1 thereto dated December 4, 1998 (the agreement, as amended, is referred to as the "SHAREHOLDERS AGREEMENT"); and

     B. Networks Northwest, Inc. ("NNI"), one of the Shareholders, desires to transfer the shares held of record by it (the "NNI Shares") to its constituent owners (the "NNI Shareholders"); and

     C. In connection with the transfer from NNI to the NNI Shareholders, the parties hereto desire to release NNI and NNI Shareholders of the obligations set forth in the Shareholders Agreement, and such shareholders are willing to relinquish their rights therein;

                                    AGREEMENT
                                    ---------

     The parties agree as follows:

     1. RELEASE OF NNI. Effective upon completion of the transfer from NNI to the NNI Shareholders, NNI shall be removed as a party to the Shareholders Agreement. The NNI Shareholders shall not become parties to the Shareholders Agreement. Notwithstanding the foregoing, to the extent that any NNI Shareholder was a party to the Shareholders Agreement independent of their receipt of shares from NNI, then each such party shall remain a party to the Shareholders Agreement, and the NNI Shares recieved by any such shareholder shall be deemed to be "Securities" held by a Shareholder under the Shareholders Agreement.

     2. CONSENT TO TRANSFER AND RELEASE. Each Shareholder hereby consents to the transfer by NNI to the NNI Shareholders, and hereby waives such Shareholder's right of first offer with respect to such transfer. Each Shareholder further agrees to release each NNI Shareholder and the NNI Shares from any further obligations under the Shareholders Agreement.

     3. NNI ACKNOWLEDGEMENT. NNI hereby acknowledges and agrees that upon transfer of the NNI Shares to the NNI Shareholders, the rights and obligations of NNI under the Shareholders

Agreement will be terminated, and further acknowledges that the NNI Shareholders will have none of the rights (nor any of the obligations) of a Shareholder under the Shareholders Agreement.

     4. MISCELLANEOUS

        4.1 WAIVER OF NOTICE. Each Shareholder hereby waives any notice that may be required under the Shareholders Agreement with respect to the solicitation of consent to this Amendment and the transactions contemplated hereby, including without limitation notice of NNI's intention to transfer the NNI Shares.

        4.2 NO OTHER AMENDMENTS. Except as expressly provided in Amendment No. 1 and in this Amendment, all of the terms of the Shareholders Agreement remain in full force and effect.

        4.3 EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon execution hereof by the Company, NNI and Shareholders holding at least sixty percent (60%) of the Securities.

        4.4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        4.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                            [SIGNATURE PAGES FOLLOW]

                                      -2-